Exhibit 10.3

LOAN AGREEMENT

1. Parties:  The undersigned is ______China Northern________________, the Borrower, and the Lender is ________Mr. Jinzhao Wu_______________________________.

2. Date of Agreement:  ________September 7, 2007________________________________________.  This Loan Agreement supersedes that Loan Agreement dated June 27, 2007 between the same parties.

3. Promise to Pay:  Borrower promises to pay to Lender_____USD 18,000____________________ on demand.

4. Responsibility:  Although this agreement may be signed below by more than one person, each of the undersigned understands that they are each as individuals responsible and jointly and severally liable for paying back the full amount.

5. Breakdown of Loan:  Borrower will pay:
    Amount of Loan:   ___USD 18,000_______
    other (Describe)   _____None_____
    Amount financed:  _____None_____
    Finance charge:     _____None_____
    Total of payments: ___USD 18,000_______
ANNUAL PERCENTAGE RATE______None__________%

6. Repayment:  Borrower will repay lender partial of the entire outstanding amount at any time when the lender requests such repayment(s).

7. Prepayment:  Borrower has the right to prepay the whole outstanding amount at any time.

8. Late Charge:  Any repayment not paid within ten (10) days of its due date shall be subject to a late charge of 5% of the payment.

9. Security:  To protect Lender, Borrower gives what is known as a security interest or mortgage in: [Describe:] ____NONE_______________________________________________________________________

10. Default:  If for any reason Borrower fails to make any payment on time, Borrower shall be in default. The Lender can then demand immediate payment of the entire remaining unpaid balance of this loan, without giving anyone further notices. If Borrower has not paid the full amount of the loan when the final payment is due, the Lender will charge Borrower interest on the unpaid balance at ___10___ percent (%) per year.

11. Right of Offset:  If the Lender gives Borrower an extension of time to pay this loan, he/she still must repay the entire loan.

Executed at _____ on ___September 7, 2007___

Agreed To:

Borrower ______China Northern____________________

Lender __________Mr. Jinzhao Wu___________________